UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2024

TTM TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-31285	91-1033443
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 East Sandpointe, Suite 400, Santa Ana, CA	92707
(Address of principal executive offices)	(Zip Code)

(714) 327-3000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TTMI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed as a supplement to the Current Report on Form 8-K filed by TTM Technologies, Inc. (the “Company”) on May 10, 2024 (the “Original Report”). The Original Report was filed, among other things, to report the filing of the Company’s Amended and Restated Certificate of Incorporation (the “A&R Charter”) with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”). This Amendment amends the Original Report solely to update the disclosure regarding the A&R Charter, and to disclose that the Company has filed a certificate of correction to the A&R Charter to correct certain defects contained in the A&R Charter.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 10, 2024, the Company filed with the Delaware Secretary of State a Certificate of Correction (the “Certificate of Correction”) to the A&R Charter to correct an inadvertent error in the number of shares of common stock (the “Common Stock”) that the Company is authorized to issue and the total number of shares the Company is authorized to issue by modifying Article IV, Subsection 1 of the A&R Charter to correctly state that the number of authorized shares of Common Stock is three hundred million (300,000,000) shares and the total number of shares the Company is authorized to issue is three hundred fifteen million (315,000,000) shares.

The foregoing description of the Certificate of Correction is qualified in its entirety by reference to the full text of the Certificate of Correction, a copy of which is attached hereto as Exhibit 3.3 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

Exhibit Number	Description

3.3	Certificate of Correction of the Amended and Restated Certificate of Incorporation, filed June 10, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TTM TECHNOLOGIES, INC.

/s/ Daniel J. Weber
Date: June 10, 2024	By:	Daniel J. Weber
Executive Vice President, Chief Legal Officer & Secretary